                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20459

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)      October 12, 1994
                                                          ----------------

                              CAMBREX CORPORATION
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             (Exact name of Registrant as specified in its charter)


                                   DELAWARE
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                (State or other jurisdiction of incorporation)

             1-10638                                   22-2476135
      -----------------------                ---------------------------------
      (Commission File Number)               (IRS Employer Identification No.)

    One Meadowlands Plaza, East Rutherford, New Jersey       07073
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       (Address of principal executive offices)            (Zip Code)

     Registrant's telephone number, including area code:     (201) 804-3000
                                                             --------------

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                              CAMBREX CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                OCTOBER 12, 1994

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        On October 12, 1994, the Registrant, through wholly owned subsidiaries, purchased Nobel's Pharma Chemistry Business (the "Business") from Akzo Nobel (the "Seller") for approximately $130 million. The Business consists of Nobel Chemicals A.B., in Karlskoga, Sweden, Profarmaco Nobel S.r.l. in Milan, Italy, and sales companies in Germany, the U.K., and the U.S.. Sales of the group in 1993 were approximately $90 million and operating cash flow (EBITDA) was approximately $18 million. Sales were 60% bulk active ingredients for pharmaceutical products and 40% fine chemicals. The purchase price was determined by arm's length negotiations between the Seller and the Registrant. There is no material relationship between the Seller and the Registrant and, to the best knowledge of the Registrant, there is no material relationship between the Seller and any of the Registrant's affiliates, directors or officers or any associates of any of its directors or officers.

        The funds used by the Registrant for the acquisition were supplied from borrowings under a new $225 million credit facility provided by a group of banks with NBD Bank, N.A., as agent.

        The Business was acquired by purchase of the stock of the Companies noted above, with substantial indemnifications from the Seller. The Business is involved in the manufacture and sales of pharmaceutical active ingredients and intermediates, and specialty and fine chemicals. The Registrant intends to continue such operations.





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ITEM 5.  OTHER EVENTS

        The Company entered into a new Loan Agreement (Credit Agreement) on September 21, 1994 with NBD Bank, N.A., United Jersey Bank, National Westminster Bank NJ, Wachovia Bank of Georgia, N.A., BHF-Bank, The First National Bank of Boston, Chemical Bank New Jersey, N.A., and National City Bank. This new Loan Agreement replaces the existing Revolving Credit and Term Loan Agreement with NBD Bank, N.A., United Jersey Bank, and National Westminster Bank NJ. The new Credit Agreement provides for a bridge loan in the aggregate principal amount of $50,000,000, a term loan in the aggregate principal amount of $75,000,000 and a revolving credit facility in the aggregate principal amount of $100,000,000.

        The new Credit Agreement permits the Company to choose between various interest rate options and to specify the portion of the borrowing to be covered by specific interest rate options. Under the Revolving Credit Agreement and Bridge Loan, the interest rate options available to the Company are: (a) U.S. prime rate plus the applicable margin (ranging from 0% to 3/4 of 1%) or (b) LIBOR plus the applicable margin (ranging from 1/2 of 1% to 2%). The applicable margin is adjusted based upon the Funded Indebtedness to Cash Flow Ratio of Cambrex Corporation. The Term Loan will have the same options plus 1/2%. Additionally, the Company pays a commitment fee of between 1/5 of 1% to 3/8 of 1% on the unused portion of the Revolving Credit facilities.

        On October 11, 1994, $32,200,000 from the new Loan Agreement was used to satisfy the prior Credit Agreement.





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Item 7.            FINANCIAL STATEMENTS AND EXHIBITS.

        (a)        Financial statement of business acquired.

        (b)        Pro forma financial information.

        It is impracticable for the Registrant presently to provide the required audited historical financial statements for the acquired business referred to in Item 2 of this Current Report and the required related pro forma financial information. Such financial statements and information will be filed in an amendment to this Current Report as soon as practicable.

        (c)        Exhibits

        The following exhibits are filed herewith:

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
                                                                                         Location
                                                                                         (page no.
Exhibit            Description                                                         in this report)
- - -------            -----------                                                         --------------
 4.4               A new Loan Agreement dated September 21, 1994 by
                   and among the Registrant, NBD Bank, N.A., United
                   Jersey Bank, National Westminster Bank NJ,
                   Wachovia Bank of Georgia, N.A., BHF-Bank,
                   The First National Bank of Boston, Chemical Bank
                   New Jersey, N.A., and National City Bank.

10.4               Stock Purchase Agreement dated as of September 15,
                   1994 between Akzo Nobel A.B., Akzo Nobel N.V. and the Registrant, for the purchase of Nobel Chemicals A.B..

10.41 Stock Purchase Agreement dated as of September 15, 1994 between Akzo Nobel A.B., Akzo Nobel N.V. and the Registrant, for the purchase of Profarmaco Nobel, S.r.l..


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                         CAMBREX CORPORATION



                                         By: /s/ Peter Tracey
                                            -----------------------------
                                                 Peter Tracey
                                                 Vice President and
                                                 Chief Financial Officer


Dated:  October 26, 1994





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                                      EXHIBIT INDEX


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
                                                                                         Location
                                                                                         (page no.
Exhibit            Description                                                         in this report)
- - -------            -----------                                                         --------------
 4.4               A new Loan Agreement dated September 21, 1994 by
                   and among the Registrant, NBD Bank, N.A., United
                   Jersey Bank, National Westminster Bank NJ,
                   Wachovia Bank of Georgia, N.A., BHF-Bank,
                   The First National Bank of Boston, Chemical Bank
                   New Jersey, N.A., and National City Bank.

10.4               Stock Purchase Agreement dated as of September 15,
                   1994 between Akzo Nobel A.B., Akzo Nobel N.V. and the Registrant, for the purchase of Nobel Chemicals A.B..

10.41 Stock Purchase Agreement dated as of September 15, 1994 between Akzo Nobel A.B., Akzo Nobel N.V. and the Registrant, for the purchase of Profarmaco Nobel, S.r.l..


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